EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-83386.

                                   /s/Arthur Andersen LLP


Minneapolis, Minnesota
April 15, 1996